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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2002

                           EOTT ENERGY PARTNERS, L.P.
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                    76-0424520
(State or Other Jurisdiction     (Commission File Number)   (IRS Employer
of Incorporation)                                           Identification No.)

                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS.

     On April 15, 2002, EOTT Energy Partners, L.P. ("EOTT") announced it would not file its annual report on Form 10-K for the year ending December 31, 2001 by the April 16, 2002 deadline for filing under a 15-day extension. EOTT's related press release dated April 15, 2002 is attached hereto as Exhibit 99.1.

     EOTT's delay in filing its annual report is related principally to events involving Enron Corp. ("Enron"), which include the resignation of its former auditors, Arthur Andersen LLP ("Andersen"), the time necessary to engage new independent auditors, the time required to locate new independent directors and the time required for completion of the 10-K Annual Report under the current circumstances. As previously disclosed, Andersen resigned on February 5, 2002. Andersen cited professional standards concerns, including auditor independence issues, relating to recent events involving Enron. EOTT's general partner, EOTT Energy Corp. (the "General Partner"), is a wholly owned subsidiary of Enron that is not in bankruptcy.

     Following Andersen's resignation, EOTT immediately began searching for a new independent auditor to replace Andersen. On March 25, 2002, the board of directors of the General Partner authorized the engagement of PricewaterhouseCoopers LLP ("PWC") as the independent auditor for EOTT.

     On April 10, 2002, EOTT announced three new independent directors had joined the board of the General Partner, allowing the reconstitution of the board's audit committee. The reconstitution of the audit committee will permit PWC to complete its audit under the supervision of the audit committee as required by SEC and New York Stock Exchange rules and regulations.

     EOTT is working diligently to complete and file its Form 10-K as soon as possible. EOTT anticipates that its audit will be completed in May 2002.

     Statements in this Current Report on Form 8-K that are not historical fact are forward-looking statements made pursuant to the safe-harbor provision of the Private Securities Litigation Reform Act of 1995. Although EOTT believes that its expectations are based on reasonable assumptions, it can give no assurance that such expectations will be achieved. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing of the completion of EOTT's 2001 audit and related work, and other factors that are contained in documents EOTT files with the SEC. Readers are encouraged to refer to these reports, as well as EOTT's press releases located on its web site www.eott.com. In particular, reference is made to EOTT's Current Reports on Form 8-K filed on February 12, 2002 and March 28, 2002, and Notification of Late Filing on Form 12b-25 filed on April 2, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable.

(c)  Exhibits.

     The following exhibits are filed herewith:

     99.1   EOTT Energy Partners, L.P. press release dated April 15, 2002

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EOTT ENERGY PARTNERS, L.P.
                                       (A Delaware limited partnership)
                                       (REGISTRANT)
Date:  April 17, 2002                  By: EOTT ENERGY CORP., as General Partner

                                       By: /s/ Lori Maddox
                                           -------------------------------------
                                       Name: Lori Maddox
                                       Title: Vice President and Controller
                                              (Principal Accounting Officer)

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            EXHIBIT DESCRIPTION
-------           -------------------

99.1              EOTT Energy Partners, L.P. press release dated April 15, 2002